UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2003

DYNAMICS RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	000-02479	042-2211809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Frontage Road
Andover, MA 01810
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 475-9090

N/A
(former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant.

On November 13, 2003, the Audit Committee of the Board of Directors of Dynamics Research Corporation (the “company”) dismissed KPMG LLP (“KPMG”) as the independent accountants for the company.

The audit report of KPMG on the company’s consolidated financial statements as of and for the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the company’s consolidated financial statements as of and for the years ended December 31, 2002 and 2001 and the subsequent interim period through November 13, 2003, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with their audit report. In addition, in connection with the audits of the company’s consolidated financial statements as of and for the years ended December 31, 2002 and 2001 and the subsequent interim period through November 13, 2003, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that KPMG, in its Management Letter to the company following the completion of the audits, noted the following conditions which it considered to be reportable conditions as defined under standards established by the American Institute of Certified Public Accountants:

•	KPMG noted deficiencies in the processes used by management to review and document new customer contracts and modifications to existing customer contracts for purposes of determining the proper revenue recognition model.

•	KPMG noted deficiencies in the systems and processes used in the preparation of the financial statements and the lack of proper management review and account reconciliation and analysis.

•	It was noted that personnel responsible for accounting and financial reporting did not have sufficient background or were overloaded with normal day-to-day activities. It was also noted that the they lacked the Securities and Exchange Commission (“SEC”) and Generally Accepted Accounting Principles (“GAAP”) experience necessary to ensure compliance with financial reporting and disclosure requirements. Among other things, it was recommended that the company strengthen its level of SEC and GAAP accounting experience.

The company has taken a number of measures in 2003 intended to effectively address these reportable conditions.

KPMG noted that none of these reportable conditions was believed to be a material weakness, and it issued an unqualified audit opinion on the financial statements as of and for the years ended December 31, 2002 and 2001. All reportable conditions were discussed with the company’s Audit Committee, and the company has authorized KPMG to respond fully to the inquiries, if any, of its new accountant concerning these reportable conditions.

The Company provided KPMG with a copy of the foregoing disclosures prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission. A letter from KPMG will be filed by amendment as an exhibit to this Current Report on Form 8-K.

Grant Thornton LLP, whom the Audit Committee has selected as its new auditors, is in the process of performing its new client acceptance procedures.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Number	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission (to be filed by amendment as an exhibit to this Current Report on Form 8-K).

99.1	Dynamics Research Corporation press release dated November 14, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMICS RESEARCH CORPORATION (Registrant)

	By:	/s/ David Keleher

David Keleher
Date: November 20, 2003		Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Name	Location

16.1	Letter from KPMG LLP to the Securities and Exchange Commission	To be filed by amendment as an exhibit to this Current Report on Form 8-K.

99.1	Dynamics Research Corporation press release dated November 14, 2003.	Filed herewith